Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
NOTE 22. SUBSEQUENT EVENTS
Acquisition of Auxilium Pharmaceuticals, Inc.
On January 29, 2015, the Company acquired all of the outstanding shares of common stock of Auxilium Pharmaceuticals, Inc. (Auxilium) in a transaction valued at approximately $3.0 billion, including $790.8 million of cash paid to Auxilium shareholders. Pursuant to the terms of the Merger Agreement, of the 54.97 million outstanding Auxilium shares eligible to make an election, 94.9% elected to receive transaction consideration equal to 0.4880 Endo shares per Auxilium share (the Stock Election Consideration), 0.4% elected to receive 100% cash, which equated to $33.25 of cash per Auxilium share (the Cash Election Consideration) and 4.7% elected or defaulted to receive a mix of $16.625 in cash and 0.2440 Endo shares per Auxilium share (the Standard Election Consideration). The result of the elections led to an oversubscription of the Stock Election Consideration and, in accordance with the proration method described in the Merger Agreement and proxy statement/prospectus provided to Auxilium shareholders, each Auxilium share for which an election was made to receive the Stock Election Consideration was instead entitled to receive approximately 0.3448 Endo shares and $9.75 in cash.
Also on January 29, 2015, in connection with the consummation of the merger, Endo and Auxilium entered into an agreement relating to Auxilium’s $350.0 million of 1.50% convertible senior notes due 2018 (the Auxilium Notes), pursuant to which the Auxilium Notes are no longer convertible into shares of Auxilium common stock and instead are convertible into cash and ordinary shares of Endo based on the weighted average of the cash and Endo ordinary shares received by Auxilium stockholders that affirmatively made an election in connection with the Merger. As a result of such elections, for each share of Auxilium common stock a holder of Auxilium Notes was previously entitled to receive upon conversion of Notes, such holder instead became entitled to receive $9.88 in cash and 0.3430 Endo ordinary shares. Pursuant to this agreement, Endo became a co-obligor of Auxilium’s obligations under the Auxilium Notes and expressly agreed to assume, jointly and severally with Auxilium, liability for (a) the due and punctual payment of the principal (and premium, if any) and interest, if any, on all of the Auxilium Notes issued under the corresponding indenture, (b) the due and punctual delivery of Endo ordinary shares and/or cash upon conversion of the Auxilium Notes by note holders and (c) the due and punctual performance and observance of all of the covenants and conditions of the corresponding indenture to be performed by Auxilium. From the closing of the acquisition on January 29, 2015 until February 20, 2015, holders of the Auxilium Notes converted the majority of the Auxilium Notes.
The Auxilium 2004 Equity Compensation Plan was also terminated in connection with the consummation of the merger on January 29, 2015.
In connection with Merger Agreement, Endo advanced to QLT, Inc. (QLT) the amount required to fund the payment of a termination fee of $28.4 million (QLT Termination Fee Loan) to terminate its agreement with Auxilium. QLT terminated its agreement with Auxilium effective October 8, 2014. The QLT Termination Fee Loan is to be repaid, together with interest thereon, within 12 months of the day after signing the Merger Agreement (by October 10, 2015), or sooner under certain circumstances.
Auxilium is a fully integrated specialty biopharmaceutical company with a focus on developing and commercializing innovative products for specific patients’ needs. Auxilium, with a broad range of first- and second-line products across multiple indications, is an emerging leader in the men’s healthcare sector and has strategically focused its product portfolio and pipeline in orthopedics, dermatology and other therapeutic areas. As a result, we believe its business is highly complementary to Endo’s branded pharmaceuticals business. The Company further believes this transaction is well aligned with our growth strategy and we see significant opportunities to leverage our leading presence in men’s health, as well as our R&D capabilities and financial resources to accelerate the growth of Auxilium’s Xiaflex® and its other products.
6.00% Senior Notes Due 2025
On January 27, 2015, Endo Limited, Endo Finance LLC and Endo Finco Inc. (collectively, the Issuers) issued $1.20 billion in aggregate principal amount of 6.00% senior notes due 2025 (the 2025 Notes). The 2025 Notes were issued in a private offering for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.
The 2025 Notes are senior unsecured obligations of the Issuers and are guaranteed on a senior unsecured basis by certain of the Company’s subsidiaries. Interest on the 2025 Notes is payable semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2015. The 2025 Notes will mature on February 1, 2025, subject to earlier repurchase or redemption in accordance with the terms of the 2025 Notes indenture incorporated by reference herein.
The 2025 Notes were issued to (i) finance its acquisition of Auxilium, (ii) refinance certain indebtedness of Auxilium and (iii) pay related transaction fees and expenses.
On or after February 1, 2020, the Issuers may on any one or more occasions redeem all or a part of the 2025 Notes, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and additional interest, if any, if redeemed during the twelve-month period beginning on February 1 of the years indicated below:

Payment Dates (between indicated dates)	Redemption Percentage
From February 1, 2020 to and including January 31, 2021	103.000%
From February 1, 2021 to and including January 31, 2022	102.000%
From February 1, 2022 to and including January 31, 2023	101.000%
From February 1, 2023 and thereafter	100.000%

In addition, at any time prior to February 1, 2020, the Issuers may on any one or more occasions redeem all or a part of the 2025 Notes at a specified redemption price set forth in the indenture, plus accrued and unpaid interest and additional interest, if any. In addition, prior to February 1, 2018, the Issuers may redeem up to 35% of the aggregate principal amount of the 2025 Notes with the net cash proceeds from specified equity offerings at a redemption price equal to 106.000% of the aggregate principal amount of the 2025 Notes redeemed, plus accrued and unpaid interest. If Endo Limited experiences certain change of control events, the Issuers must offer to repurchase the 2025 Notes at 101% of their principal amount, plus accrued and unpaid interest and additional interest, if any.
The 2025 Notes indenture contains covenants that, among other things, restrict Endo Limited’s ability and the ability of its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock, make restricted payments, sell certain assets, agree to payment restrictions on the ability of restricted subsidiaries to make payments to Endo Limited, create certain liens, merge, consolidate or sell substantially all of Endo Limited’s assets, or enter into certain transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications, including the fall away or revision of certain of these covenants upon the 2025 Notes receiving investment grade credit ratings.
Also on January 27, 2015, the Issuers and the guarantors of the 2025 Notes entered into a registration rights agreement under which they will be required to use their commercially reasonable efforts to (i) file with the SEC by March 31, 2016 an exchange offer registration statement pursuant to which they will offer, in exchange for the 2025 Notes, new notes having terms substantially identical in all material respects to those of the 2025 Notes (except the new notes will not contain terms with respect to transfer restrictions) (the A/B Exchange Offer), (ii) complete the A/B Exchange Offer by July 1, 2016 or, under specified circumstances, (iii) file a shelf registration statement with the SEC covering resales of the 2025 Notes. The Issuers may be required to pay additional interest if they fail to comply with the registration and exchange requirements set forth in the registration rights agreement.
Acquisition of Remaining Shares of Litha
On February 10, 2015, Paladin acquired substantially all of Litha’s remaining outstanding ordinary share capital which it did not own for consideration of approximately $0.24 per share in a cash transaction valued at approximately $40.1 million, based on the exchange rate in effect on December 31, 2014. At December 31, 2014, our Paladin subsidiary owned approximately 70.3% of the issued ordinary share capital of Litha. In connection with this transaction, Paladin had deposited cash into an escrow account, primarily for the purpose of guaranteeing amounts required to be paid to Litha’s security holders in connection with this acquisition. The balance in this account at December 31, 2014 of approximately $40.2 million is included in Restricted cash and cash equivalents in the Consolidated Balance Sheets.
Disposition of AMS Business
As further described in Note 3. Discontinued Operations, on February 24, 2015, the Board of Directors approved a plan to sell the Company’s AMS business, which comprised the entirety of our former Devices segment.  Subsequently, the Company entered into a definitive agreement to sell the Men’s Health and Prostate Health components of the AMS business to Boston Scientific Corporation (Boston Scientific) for up to $1.65 billion, with $1.6 billion in upfront cash. The Company is also eligible to receive a potential milestone payment of $50 million in cash conditioned on Boston Scientific achieving certain product revenue milestones in the Men’s Health and Prostate Health components in 2016. The transaction with Boston Scientific is expected to close in the third quarter of 2015, subject to customary conditions, including the expiration or termination of any applicable waiting periods under applicable competition laws. In addition, the Company is currently pursuing a sale of the Women’s Health component of the AMS business.